UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 18, 2024

Date of Report (Date of earliest event reported)

I-ON Digital Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-54995	46-3031328
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1244 N. Stone Street, Unit 3 Chicago, Illinois 60610
(Address of principal executive offices) (Zip code)

(866) 440-2278
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IONI	OTC Markets LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

4.01. Changes in Registrant’s Certifying Accountant

Effective June 18, 2024, I-ON Digital Corp (the “Company”), dismissed Kreit & Chiu CPA LLP (“Kreit & Chiu”) as the Company’s independent registered public accounting firm. Also on June 18, 2024, following the dismissal of Kreit & Chiu, the Company, with the approval of its Audit Committee, appointed MAC Accounting Group & CPAs, LLP (“MAC”) as its independent registered public accounting firm.

The reports of Kreit & Chiu on the Company’s financial statements for the two most recently completed fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recently completed fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through the date of Kreit & Chiu’s dismissal, there were no disagreements between the Company and Kreit & Chiu on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kreit & Chiu, would have caused Kreit & Chiu to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Company’s two most recently completed fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through the date of dismissal, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Kreit & Chiu with a copy of this report on Form 8-K in accordance with Item 304(a)(3) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that Kreit & Chiu furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from Kreit & Chiu is filed as Exhibit 16.1 hereto.

During the Company’s two most recently completed fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through the date of appointment of MAC, neither the Company nor anyone on behalf of the Company consulted with MAC regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

9.01: Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 16.1	Letter from Kreit & Chiu CPA LLP dated June 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2024	By:	/s/ Carlos X. Montoya
Carlos X. Montoya
President

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